Richard C. Houston, Jr.
1605 North H Street
Midland, Texas 79701

May 17, 2011

Letter Agreement

Treaty Energy Corporation
c/o Stephen York
The Lyric Business Centre
440 Louisiana - Suite 1400
Houston, TX 77002

Re: Purchase and Sale of Certain Oil & Gas Properties

Dear Mr. York:

Richard C. Houston, Jr. and KARICO, LP, a Texas limited partnership (hereinafter called "Seller,") hereby proposes and offers to sell unto Treaty Energy Corporation ("Buyer") all of Seller's right, title and interest in and to the oil and gas properties more particularly described in Exhibit "A" attached hereto (hereinafter referred to as the "Leases"), subject to the following terms and conditions:

The consideration for the purchase of the Leases shall be $700,000.00 to be paid as follows:

1. $50,000.00 cash to be paid to Seller on or before May 31, 2011;

2. $650,000.00 to be evidenced by a term promissory note executed by Buyer in and payable to Seller on a form substantively identical to that set forth on Exhibit "B" attached hereto (the "Note").

Buyer further agrees to execute and deliver unto Seller at Closing, a Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement on a form substantively identical to that attached hereto as Exhibit "C" securing payment of the obligation evidenced by the Note.

Closing is to occur on or before May 31, 2011.

Upon receipt of each and every item of consideration set forth above, Seller shall execute and deliver to Buyer an Assignment and Bill of Sale in the form

attached hereto as Exhibit "D" together with any and all regulatory forms necessary to transfer operations of the Leases to Buyer or its agent.

Further Assurances

The Parties agree that each shall, upon the reasonable request of the other, execute any instruments and perform all further acts and assurances as are necessary to confirm and affect the substance of the agreement contemplated herein.

If this Letter Agreement correctly sets forth your understanding of our agreement concerning the purchase of the described oil and gas properties, please indicate your acceptance hereof and agreement hereto by signing in the space provided below.

Very truly yours,

[signature]

Richard C. Houston, Jr.

ACCEPTED AND AGREED TO THIS 19 DAY OF MAY, 2011:

TREATY ENERGY CORPORATION

By:____________________

Stephen York, Vice President of Acquisitions and Operations

[signature]

Andrew V. Reid
CEO, Chairman

EXHIBIT "A"

1) #26702 Loven – Compton Unit

LEASE:

DATE:	June 9,1983
LESSOR:	Olivena Loven Fielder
LESSEE:	Jerry Burrow, Trustee
PROPERTY:	59.27 acres in the G. W. Denton Survey, No. 363, Abstract No. 141, Callahan County, Texas, East of the East Boundary Line of a 528.12 acre tract.
RECORDING INFORMATION:	Volume 505, Page 157 of the Official Public Records of Callahan County, Texas.

LANDS:
Being 59.27 acres in the G. W. Denton Survey, No. 363 Abstract No. 141, Callahan County, Texas, East of the East Boundary Line of a 528.12 acre tract.

2) #23901 Compton Lease

LEASE:

DEPTH LIMITATION:	**0-1693 feet**
DATE:	January 12, 1983
LESSOR:	Joe M. Compton, Phillip E. Compton, Patsy M. Compton
LESSEE:	Jones Company
PROPERTY:	163.27 acres off the north side of the east side of Survey 363, G. W. Denton Survey, A-141, Callahan County, Texas.
RECORDING INFORMATION:	Volume 498, Page 258 of the Official Public Records of Callahan County, Texas.

LANDS:
Being 163.27 acres off the north side of the east side of Survey 363, G. W. Denton Survey, A-141, Callahan County, Texas, but only for the depths from 0 - 1693 feet below the surface.

3) #16866 McComas Lease

LEASES:

DEPTH LIMITATION:	**0 – 2000 feet**
LEASE NO. 1:	
DATE:	April 15, 1997
LESSOR:	Gary Wayne Cason
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 418 of the Official Public Records of Taylor County, Texas.
LEASE NO. 2:	
DATE:	April 15, 1997
LESSOR:	James O. Cason
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 410 of the Official Public Records of Taylor County, Texas.
LEASE NO. 3:	
DATE:	April 15, 1997
LESSOR:	Allen Scott Cason
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas

RECORDING INFORMATION:	Volume 2258, Page 422 of the Official Public Records of Taylor County, Texas.

LEASE NO. 4:	
DATE:	April 15, 1997
LESSOR:	Mary Frances Blakley
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 398 of the Official Public Records of Taylor County, Texas.

LEASE NO. 5:	
DATE:	April 15, 1997
LESSOR:	James O. Cason
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 406 of the Official Public Records of Taylor County, Texas.

LEASE NO. 6:	
DATE:	April 15, 1997
LESSOR:	William V. Hughes
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 402 of the Official Public Records of Taylor County, Texas.

LEASE NO. 7:	
DATE:	April 15, 1997
LESSOR:	Ellis Cleo Shackelford
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 414 of the Official Public Records of Taylor County, Texas.

LEASE NO. 8:	
DATE:	April 15, 1997
LESSOR:	Boatman's National Bank of Amarillo, Texas, Trustee of the Brown Family Trust
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 362 of the Official Public Records of Taylor County, Texas.

LEASE NO. 9:	
DATE:	April 15, 1997
LESSOR:	Boatman's National Bank of Amarillo, Texas Trustee of the Edith M. Brown Trust
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 390 of the Official Public Records of Taylor County, Texas.

LEASE NO. 10:	
DATE:	April 15, 1997
LESSOR:	Robert E. Walker et ux
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 354 of the Official Public Records of Taylor County, Texas.

LEASE NO. 11:

DATE:	April 15, 1997
LESSOR:	Leo P. Walter
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 370 of the Official Public Records of Taylor County, Texas.

LEASE NO. 12:

DATE:	April 15, 1997
LESSOR:	Robert Esco Walter
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 382 of the Official Public Records of Taylor County, Texas.

LEASE NO. 13:

DATE:	April 15, 1997
LESSOR:	Jean W. Henderson, Trustee
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 346 of the Official Public Records of Taylor County, Texas.

LEASE NO. 14:

DATE:	April 15, 1997
LESSOR:	Donna Lee Shirley
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2269, Page 700 and 2258, Page 366 of the Official Public Records of Taylor County, Texas.

LEASE NO. 15:

DATE:	April 15, 1997
LESSOR:	Margo Lynn Shirley
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 358 of the Official Public Records of Taylor County, Texas.

LEASE NO. 16:

DATE:	April 15, 1997
LESSOR:	Beverly Cohle, Executrix of the Estate of Lillian Joyce Russ
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 374 of the Official Public Records of Taylor County, Texas.

LEASE NO. 17:

DATE:	April 15, 1997
LESSOR:	Thomas C. Roe et ux
LESSEE:	Gray Oil, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2258, Page 386 of the Official Public Records of Taylor County, Texas.

LEASE NO. 18:

DATE:	April 15, 1997
LESSOR:	Edith Noble Cox
LESSEE:	Gray Oil, Inc.

PROPERTY: East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas

RECORDING INFORMATION: Volume 2258, Page 378 of the Official Public Records of Taylor County, Texas.

LEASE NO. 19:

DATE: April 15, 1997

LESSOR: Lanelle A. Kern et vir

LESSEE: Gray Oil, Inc.

PROPERTY: East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas

RECORDING INFORMATION: Volume 2258, Page 394 of the Official Public Records of Taylor County, Texas.

LEASE NO. 20:

DATE: April 15, 1997

LESSOR: Thelma Jeanette Ladd

LESSEE: Gray Oil, Inc.

PROPERTY: East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas

RECORDING INFORMATION: Volume 2258, Page 350 of the Official Public Records of Taylor County, Texas.

LEASE NO. 21:

DATE: April 15, 1997

LESSOR: Howard K. Shackelford et ux

LESSEE: Gray Oil, Inc.

PROPERTY: East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas

RECORDING INFORMATION: Volume 2269, Page 705 of the Official Public Records of Taylor County, Texas.

LEASE NO. 22:

DATE: April 15, 1997

LESSOR: Domino Operations, Inc.

LESSEE: Gray Oil, Inc.

PROPERTY: East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas

RECORDING INFORMATION: Volume 2261, Page 794 of the Official Public Records of Taylor County, Texas.

LEASE NO. 23:

DATE: April 15, 1997

LESSOR: Kendall Ray McComas

LESSEE: Gray Oil, Inc.

PROPERTY: East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas

RECORDING INFORMATION: Volume 2225, Page 792 of the Official Public Records of Taylor County, Texas.

LEASE NO. 24:

DATE: April 15, 1997

LESSOR: Floyd Jerry Watts et al

LESSEE: Midland Oil and Gas, Inc.

PROPERTY: East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas

RECORDING INFORMATION: Volume 2274, Page 15 of the Official Public Records of Taylor County, Texas.

LEASE NO. 25:

DATE: April 15, 1997

LESSOR: James M. Slaughter, Jr.

LESSEE: Gray Oil, Inc.

PROPERTY: East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas

RECORDING INFORMATION: Volume 2277, Page 488 of the Official Public Records of Taylor County, Texas.

LEASE NO. 26:

DATE:	April 15, 1997
LESSOR:	Alvis L. Bernstein
LESSEE:	Midland Oil and Gas, Inc.
PROPERTY:	East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas
RECORDING INFORMATION:	Volume 2276, Page 363 of the Official Public Records of Taylor County, Texas.

LANDS:

Being the East half of Section 3, Lunatic Asylum Lands, Taylor County, Texas, but only for the depths from 0 – 2000 feet below the surface.

4) #26605 A. J. Willingham Lease

LEASES:

LEASE NO. 1:

DATE:	June 27, 2000
LESSOR:	The Willingham Family Partnership, Ltd.,
LESSEE:	F. W. Burger, Inc.
PROPERTY:	100 acres of land, more or less, being the East One Hundred (E/100) acres of North One Half (N/2) of Section 64, Lunatic Asylum Lands.
RECORDING INFORMATION:	Volume 2706, Page 702 of the Official Public Records of Taylor County, Texas.

LEASE NO. 2:

DATE:	July 15, 2000
LESSOR:	Robert E. Bible, Jr.
LESSEE:	F. W. Burger, Inc.
PROPERTY:	East One Hundred (E/100) acres of the North One Half (N/2) of Section 64, Lunatic Asylum Lands.
RECORDING INFORMATION:	Volume 2706, Page 690 of the Official Public Records of Taylor County, Texas.

LEASE NO. 3:

DATE:	July 15, 2000
LESSOR:	Ruby Donna Carlson
LESSEE:	F. W. Burger, Inc.
PROPERTY:	East One Hundred (E/100) acres of the North One Half (N/2) of Section 64, Lunatic Asylum Lands.
RECORDING INFORMATION:	Volume 2706, Page 693 of the Official Public Records of Taylor County, Texas.

LEASE NO. 4:

DATE:	July 15, 2000
LESSOR:	Floy Johnson
LESSEE:	F. W. Burger.
PROPERTY:	East One Hundred (E/100) acres of the North One Half (N/2) of Section 64, Lunatic Asylum Lands.
RECORDING INFORMATION:	Volume 2706, Page 696 of the Official Public Records of Taylor County, Texas.

LEASE NO. 5:

DATE:	July 15, 2000
LESSOR:	Gary Joseph
LESSEE:	F. W. Burger, Inc.
PROPERTY:	East One Hundred (E/100) acres of the North One Half (N/2) of Section 64, Lunatic Asylum Lands.
RECORDING INFORMATION:	Volume 2706, Page 699 of the Official Public Records of Taylor County, Texas.

LEASE NO. 6:

DATE:	March 20, 2001
LESSOR:	Floy Johnson
LESSEE:	Kent R. Ohlhausen

PROPERTY:	All of the Northeast one-quarter (NE/4) of Section 64, Lunatic Asylum Land Survey, Taylor County, Texas.
RECORDING INFORMATION:	Volume 3219, Page 42 of the Official Public Records of Taylor County, Texas.

LEASE NO. 7:

DATE:	March 20, 2001
LESSOR:	Robert E. Bible
LESSEE:	Kent R. Ohlhausen
PROPERTY:	All of the Northeast one-quarter (NE/4) of Section 64, Lunatic Asylum Land Survey, Taylor County, Texas.
RECORDING INFORMATION:	Volume 3219, Page 36 of the Official Public Records of Taylor County, Texas.

LEASE NO. 8:

DATE:	March 20, 2001
LESSOR:	Gary Joseph
LESSEE:	Kent R. Ohlhausen
PROPERTY:	All of the Northeast one-quarter (NE/4) of Section 64, Lunatic Asylum Land Survey, Taylor County, Texas.
RECORDING INFORMATION:	Volume 3219, Page 39 of the Official Public Records of Taylor County, Texas.

LANDS:

First Tract:

The East one hundred acres of land, more or less being the E/100 acres of N/2 of Section 64, A-921, Lunatic Asylum Lands, Taylor County, Texas.

Second Tract:

The NE/4 of Section 64, A-921, Lunatic Asylum Lands, Taylor County, Texas.

5) #27237 Brown Unit

LEASES:

LEASE NO. 1:

DATE:	September 10, 1953
LESSOR:	Mrs. Josie Brown
LESSEE:	L. A. Warren and L. Coy Warren
PROPERTY:	The (S 1/2 of N.E. 1/4) of the S. & P. Ry. Co. Survey No. 1 in Blk. No. 2, Abstract No. 359, Callahan County, Texas.
RECORDING INFORMATION:	Volume 236, Page 277 of the Oil and Gas Lease Records of Callahan County, Texas.

LEASE NO. 2:

DATE:	February 1, 1955
LESSOR:	Mrs. Josie Brown
LESSEE:	L. L. Blackburn
PROPERTY:	The (S. E. 1/4) of the S. & P. Ry. Co. Survey No. 1 in Blk. No. 2, Abstract No. 359, Callahan County, Texas.
RECORDING INFORMATION:	Volume 251, Page 545 of the Oil and Gas Lease Records of Callahan County, Texas.

LEASE NO. 3:

DATE:	September 10, 1953
LESSOR:	R. Gary Powell, C. I. Powell, Mrs. Irma Powell Evans and husband, W. J. Evans, Mrs. Luzon Powell Dubberly, a widow, Mrs. Leota Powell Cooper and husband, A. M. Cooper and Jessie Powell, all acting through Jean Powell their attorney-in-fact, and Jean Powell, a single woman, Mrs. Josie Brown, a widow and L. L. Blackburn.
LESSEE:	Howard L. Ericson

PROPERTY:	A part of the I & G N Ry. co. Survey, Abstract No. 663 and a part of the Thomas Ogilvy Pre-emption, Abstract No. 1311.
RECORDING INFORMATION:	Volume 236, Page 279 of the Official Public Records of Callahan County, Texas.

LANDS:

Tract No. 1:

Being forty (40) acres off the entire South end of a tract of 177 acre tract (described by metes and bounds in an Oil and Gas Lease from Mrs. Josie Brown, a widow, to L. A. Warren *et al* as recorded in Volume 236, Page 279, Deed Records of Callahan County, Texas) of the I & G N Ry. Co. Survey, Abstract No. 663, Callahan County, Texas.

Tract No. 2:

The South One-half (S/2) of the Northeast Quarter (NE/4) of the S. & P. Ry. Co. Survey No. 1 in Block No. 2, Abstract No. 359, Callahan County, Texas.

Tract No. 3:

The North One-half (N/2) of the Southeast Quarter (SE/4) of the S. & P. Ry. Co. Survey No. 1 in Block No. 2, Abstract No. 359, Callahan County, Texas.

6) #09642 Mabel Kennard Lease

LEASES:

DEPTH LIMITATION:	**0 – 2052 feet**

LEASE NO. 1:

DATE:	January 9, 1985
LESSOR:	James Windham and wife, Betty Jo Windham
LESSEE:	Reliance Trusts
PROPERTY:	NE/4 and E/2 of SE/4 of Section 94, W/2 of the SW/4 of Section 95, Abstract No. 402, Block 13, T & P Ry. Co. Survey, Callahan County, Texas, as to all depths down to and including 2,052 feet from the surface.
RECORDING INFORMATION:	Volume 536, Page 558 of the Official Public Records of Callahan County, Texas.

Lease No. 1 was ratified as follows:

Ratification, Renewal, and Revival of a Lease Agreement dated August 19, 1987, executed by James T. Windham and Bettye Jo Windham and Reliance Trusts recorded in Volume 568, Page 633, of the Official Public Records of Callahan County, Texas covering the acreage described in the above described Oil and Gas Lease in No. 1 above.

Ratification, Renewal, and Revival of a Lease Agreement dated July 13, 1989, executed by James T. Windham and Bettye Jo Windham and Reliance Trusts, recorded in Volume 589, Page 780 of the Official Public Records of Callahan County, Texas, covering the acreage described in the above described Oil and Gas Lease in No. 1 above.

LEASE NO. 2:

DATE:	January 9, 1985
LESSOR:	Milton H. Hughes
LESSEE:	Reliance Trusts
PROPERTY:	NE/4 and E/2 of SE/4 of Section 94 and W/2 of SW/4 of Section 95, Abstract No. 402, Block 13, T & P Ry. Co. Survey, Callahan County, Texas, but only as to all depths down to and including 2,052 feet from the surface.
RECORDING INFORMATION:	Volume 536, Page 567 of the Official Public Records of Callahan County, Texas.

LEASE NO. 3:

DATE:	January 9, 1985
LESSOR:	Cora Agnes Kennard
LESSEE:	Reliance Trusts
PROPERTY:	NE/4 and E/2 of SE/4 of Section 94, W/2 of the SW/4 of Section 95, Abstract No. 402, Block 13, T & P Ry. Co. Survey, Callahan County, Texas, as to

	all depths down to and including 2,052 feet from the surface.
RECORDING INFORMATION:	Volume 537, Page 248 of the Official Public Records of Callahan County, Texas.

Lease No. 4 was ratified as follows:

Ratification and Revival of a Lease Agreement executed by Cora Agnes Kennard recorded in Volume 568, Page 638 of the Official Public Records of Callahan County, Texas, covering the acreage described in the Oil and Gas Lease described in No. 3 above.

Ratification and Revival of a Lease Agreement executed by William E. Kennard recorded in Volume 589, Page 745 of the Official Public Records of Callahan County, Texas, covering the acreage described in the Oil and Gas Lease described in No. 3 above.

LEASE NO. 4:	
DATE:	January 9, 1985
LESSOR:	Albert S. Martin
LESSEE:	Reliance Trusts
PROPERTY:	NE/4 and E/2 of SE/4 of Section 94, W/2 of the SW/4 of Section 95, Abstract No. 402, Block 13, T & P Ry. Co. Survey, Callahan County, Texas, as to all depths down to and including 2,052 feet from the surface.
RECORDING INFORMATION:	Volume 536, Page 564 and Volume 541, Page 192 of the Official Public Records of Callahan County, Texas.

LANDS:

Northeast Quarter (NE/4) and East One-half (E/2) of Southeast Quarter (SE/4) of Section 94, West One-half (W/2) of the Southwest Quarter (SW/4) of Section 95, Abstract 402, Block 13, T & P Ry. Co. Survey, Callahan County, Texas, as to all depths down to and including 2,052' from the surface.

7) #06770 B. F. Hobbs Lease

LEASES:

DEPTH LIMITATION: **0 – 2000 feet**

LEASE NO. 1:	
DATE:	October 27, 1948
LESSOR:	B. F. Hobbs and wife, Eva F. Hobbs
LESSEE:	A. R. Fosdick and John M. Mouser
PROPERTY:	Being the East 164.4 acres of Section 21, S. P. RR Co. Survey, Block No. 8, Taylor County, Texas.
RECORDING INFORMATION:	Volume 3224, Page 367 of the Official Public Records of Callahan County, Texas.

LANDS:

Being the East 164.4 acres in Section 21, S. P. RR Co. Survey, Block No. 8, Taylor County, Texas as to all depths down to and including 2000 feet from the surface.

8) #26077 Kennard(Fiscus)

1. Oil and Gas Lease dated September 30, 1988, recorded in Book 593, Page 406, Deed Records, Executed by Albert S. Martin, As Lessor, to Schkade Bros. Operating Company, as Lessee.

2. Oil and Gas Lease dated September 30, 1988, recorded in Book 593, Page 408, Deed and Records, of Callahan County, Texas, Executed by Milton H. Hughes, as Lessor, to Schkade Bros. Operating Company as Lessee.

3. Oil and Gas Lease dated August 31, 1988, recorded in Book 581, Page 37, Deed Records of Callahan County, Texas, executed by William E. Kennard, as Lessor, to Schkade Bros. Operating Company, as Lessee.

4. Oil and Gas Lease dated November 30, 1989, recorded in Book 594, Page 759, Deed Records of Callahan County, Texas, executed by Norman W. Smith, Trustee, et al, as Lessors, to Schkade Bros. Operating Company, as Lessee.

5. Oil and Gas Lease date November 16, 1990, recorded in Book ____, page ____, Deed Records of Callahan County, Texas, executed by Norman W. Smith, Trustee, Wes-Tex Drilling Company and Double "T" Ranches, as Lessors, to Schkade Bros. Operating Company, as Lessees.

Insofar as said Leases cover parts of Section 96, Block 13, Abstract Nos.556 and 623, T&P Survey, Callahan County, Texas.

EXHIBIT "B"

TERM NOTE

$650,000.00 **Midland, Texas** **May 31, 2011**

For value received, the undersigned **TREATY ENERGY CORPORATION**, a Nevada corporation (hereinafter called "**Maker**," whether one or more, and jointly and severally, if more than one) promises to pay to the order of **RICHARD C. HOUSTON, JR.** (hereinafter called "**Lender**") at 500 West Texas, Suite 1000, Midland, Texas 79701, in lawful money of the United States of America, the sum of **SIX HUNDRED THOUSAND and no/100 DOLLARS ($600,000.00)**, together with interest thereon from the date hereof until maturity at the rate of interest hereinafter prescribed, but in no event to exceed the "Highest Lawful Rate", as hereinafter defined.

The term "**Highest Lawful Rate**" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, collected or received by the Lender in connection with this Note under laws applicable to the which are presently in effect or, to the extent allowed by law, under applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

The rate of interest shall be 5.00% per annum.

Payment - This Note shall be due and payable in twelve (12) monthly installments of principal and interest payable as follows:

1. the first eleven (11) monthly installments shall be in the amount of $55,644.86 and shall be due and payable beginning on **July 1, 2011**, and on the first day of each succeeding calendar month up to and including May 1, 2012;

2. the twelfth (12th) and final installment shall be in the amount of the balance of principal plus accrued interest to the date of such payment, and shall be due and payable on or before **June 1, 2012.**

Late Fee - Payments shall be due on the 1st day of the month with a 10 day grace period. If a payment is received later than the last day of the month, Maker agrees to pay a penalty for late payment equal to 10% of the payment. **plus** ten percent of the payment per annum for each day late **after** the 10th of the month.

Application Of Payments - Notwithstanding the application of payment provided in the Payment section of this Note, unless otherwise agreed, all sums received from Borrower may be applied to interest, fees, principal, or any other amounts due to Lender in any order at Lender's sole discretion. If a final payment amount is set out in the Payment section of this Note, Borrower understands that it is an estimate, and that the actual final payment amount will depend upon when payments are received and other factors.

All past due principal and interest on this Note shall bear interest from the maturity thereof until paid, at the Highest Lawful Rate. Unless otherwise specified below, interest and fees shall be computed on a per annum basis of 360 days and for the actual number of days elapsed (including the first but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on a monthly basis of the actual number of days in each month and on a per annum basis of a year of 365 or 366 days, as the case may be.

The principal of this Note may be prepaid, in whole or in part, at any time and from time to time without premium or penalty, provided; however, there shall be no interest past due under the terms of this Note on the date(s) of such prepayment. All payments hereunder, whether designated as payment of principal or interest, shall be applied first to the payment of interest, and second to the reduction of principal.

Notwithstanding anything herein to the contrary, any and all payments due and owing pursuant to the terms of this Note shall be considered timely paid if such payment(s) are received by Lender prior to the expiration of thirty (30) days after the date when payment is due and owing pursuant to the terms hereof. For purposes of this paragraph, payment shall be deemed received when actually received or five (5) business days after such payment is postmarked, whichever is earlier.

If any installment or payment of principal or interest of this Note is not paid when due; or if Borrower or any drawer, acceptor, endorser, guarantor, surety, accommodation party or other person now or hereafter primarily or secondarily liable upon or for payment of all or any part of this Note (each hereinafter called an "other liable party") shall die, or become insolvent (however such insolvency may be evidenced); or if any proceeding, procedure or remedy supplementary to or in enforcement of judgment shall be resorted to or commenced against Borrower or any other liable party, or with respect to any property of any of them; or if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property of or assume control over the affairs or operations of, or a receiver shall be appointed for or take possession of the property of, or a writ or order of attachment or garnishment shall be issued or made against any of the property of Borrower or any other liable party; or if any indebtedness for which Borrower or any other liable party is primarily or secondarily liable shall not be paid when due or shall become due and payable by acceleration of maturity thereof, or if any event or condition shall occur which shall permit the holder of any such indebtedness to declare it due and payable upon the lapse of time, giving of notice or otherwise; or if Borrower or any other liable party (if other than a natural person) shall be dissolved, wound up, liquidated or otherwise terminated, or a party to any merger or consolidation without the written consent of Lender; or if Borrower or any other liable party shall sell substantially all or an integral portion of its assets without the written consent of Lender; or if Borrower or any other liable party fails to furnish financial information requested by Lender; or if Borrower or any other liable party furnishes or has furnished any financial or other information or statements which are misleading in any respect; or if a default occurs under any instrument now or hereafter executed in connection with or as security for this Note; or any event occurs or condition exists which causes Lender to in good faith deem itself insecure or to in good faith believe the prospect of payment or performance by Borrower or any other liable party under this Note, under any instrument or agreement executed in connection with or as security for this Note, or under any other indebtedness of Borrower or any other liable party to Lender is impaired; thereupon at the option of Lender, the principal balance and accrued interest of this Note, and any and all other indebtedness of Borrower to Lender shall become and be due and payable forthwith without demand, notice of default, notice of acceleration, notice of intent to accelerate the maturity hereof, notice of

nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by Borrower and each other liable party. Lender may waive any default without waiving any prior or subsequent default.

To the extent not prohibited by applicable law, Borrower will pay all costs and expenses and reimburse Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default or event of default shall have occurred, in connection with (a) Lender's evaluating, monitoring, administering and protecting the **"Mortgaged Property"** (as that term is defined in any and all Deeds of Trust, Mortgages, Security Agreements, Assignments of Production and Financing Statements (Oil and Gas) executed concurrently herewith by Borrower for the benefit of Lender), as hereinafter defined, in connection with it, and (b) Lender's creating, perfecting or realizing upon Lender's security interest in and liens on the Mortgaged Property, and all costs and expenses relating to Lender's exercising any of its rights and remedies under this or any other instrument now or hereafter securing the Indebtedness or at law, including, without limitation, all filing fees, taxes, brokerage fees and commissions, title review and abstract fees, Uniform Commercial Code search fees, other fees and expenses incident to title searches, reports and security interests, escrow fees, attorneys' fees, legal expenses, court costs, fees and expenses incurred in connection with any complete or partial liquidation of the Mortgaged Property, and all fees and expenses for any professional services relating to the Mortgaged Property or any operations conducted in connection with it; provided, however, that no right or option granted by Borrower or Lender or otherwise arising pursuant to any provision of this or any other instrument shall be deemed to impose or admit a duty on the Lender to supervise, monitor or control any aspect of the character or condition of the Mortgaged Property or any operations conducted in connection with it for the benefit of Borrower or any other person or entity other than the Lender.

Arbitration - Binding Arbitration. Lender and each party to this agreement hereby agree, upon demand by any party, to submit any Dispute to binding arbitration in accordance with the terms of this Arbitration Program. A "Dispute" shall include any dispute, claim or controversy of any kind, whether in contract or in tort, Legal or equitable, now existing or hereafter arising, relating in any way to this Agreement or any related agreement incorporating this Arbitration Program (the "Documents"), or any past, present, or future loans, transactions, contracts, agreements, relationships, incidents or injuries of any kind whatsoever relating to or involving Business Banking, Community Banking, or any successor group or department of Lender. DISPUTES SUBMITTED TO ARBITRATION ARE NOT RESOLVED IN COURT BY A JUDGE OR JURY.

Governing Rules. Any arbitration proceeding will (i) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (ii) be conducted by the AAA (American Arbitration Association), or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Arbitration proceedings hereunder shall be conducted at a location mutually agreeable to the parties, or if they cannot agree, then at a location selected by the AAA in the state of the applicable substantive law primarily governing the Credit. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute. Arbitration may be demanded at any time, and may be compelled by summary proceedings in Court. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief. The arbitrator shall award all costs and expenses of the arbitration proceeding. Nothing contained herein shall be deemed to be a waiver by any party that is a Bank of the protections afforded to it under 12 U.S.C. §91 or any similar applicable state law.

No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any Dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any Dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. Every arbitrator must be a practicing attorney or a retired member of the state or federal judiciary, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the Dispute. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all Disputes in accordance with the applicable substantive law and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the applicable State Rules of Civil Procedure, or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

Discovery. In any arbitration proceeding discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the Dispute being arbitrated and must be completed no later than 20 days before the hearing date and within 180 days of the filing of the Dispute with the AAA. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. The resolution of any Dispute shall be determined by a separate arbitration proceeding and such Dispute shall not be consolidated with other disputes or included in any class proceeding. No arbitrator or other party to an arbitration proceeding may disclose the

existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the documents between the parties or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the documents or any relationship between the parties.

Attorney's Fees - If this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, Bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection hereof, Borrower and each other liable party agree to pay Lender its collection costs, including a reasonable amount (which is agreed to be an additional amount equal to fifteen percent of the unpaid principal and interest hereof) for attorney's fees, but in no event to exceed the maximum amount permitted by law. Borrower and each other liable party are and shall be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and Borrower and each other liable party hereby expressly waive bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security, and Borrower and each other liable party hereby consent to and agree to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or partial prepayments hereon, or any release or substitution of security hereof, in whole or in part, with or without notice, from time to time, before or after maturity.

It is the intent of the Borrower and Lender in the execution and performance of this Note to contract in strict compliance with the usury laws of the State of Texas and the United States of America from time to time in effect. For purposes hereof, "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, reserved, taken, charged or received under this Note. In furtherance thereof, the Lender and the Borrower stipulate and agree that none of the terms and provisions contained in this Note, shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate in excess of the Highest Lawful Rate. In the event the Lender or any other holder of the Note ever charges or contracts for any amount in excess of lawful interest, the documents or instruments constituting such charge or contract shall be ipso facto modified without any further action by any party so that no amount in excess of lawful interest shall be charged or contracted for. If the Lender or any other holder of the Note ever receives, collects or applies as interest any amount in excess of lawful interest, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note, and, if upon such application the principal balance of the Note is paid in full, any remaining excess shall be forthwith paid to the Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Highest Lawful Rate, the Borrower and the Lender shall, to the maximum extent permitted under applicable law, (a) treat the Note as but a single extension of credit (and the Borrower and the Lender agree that such is the case and that any provision herein for multiple advances is for convenience only), (b) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) "spread" the total amount of interest throughout the entire contemplated term of the Note. The provisions of this paragraph shall control over all other provisions of the Note or other documents executed in connection with this Note which may be in apparent conflict herewith.

Unless otherwise specified below, this Note shall be construed under and governed by the laws of the State of Texas (including applicable federal law), but in any event TEX. FIN. CODE ANN. §346.001 et seq. (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to the loan evidenced by this Note.

Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in TEX. FIN. CODE ANN. §303.001 et seq., as amended.

Borrower warrants and represents to the Lender, and to all other holders of this note that all loans evidenced by this Note are and will be for business, commercial, investment or other similar purposes and not primarily for personal, family, household or agricultural use, as such terms are used in TEX REV. CIV. STAT. ANN. ART. 5069-1D. 201, as amended.

Security - This Note is secured by Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement (Oil & Gas) of even date herewith from Maker to David Dickerson, Trustee for the benefit of Lender, covering the oil and gas properties in Taylor and Callahan Counties, Texas, more particularly described therein.

Any failure to describe all or part of the security shall not be considered as a waiver of such security.

Further Assurances - The parties hereto agree to do all things deemed necessary by Lender in order to fully document the loan evidenced by this Note and any related agreements, and will fully cooperate concerning the execution and delivery of security agreements, stock powers, instructions and/or other documents pertaining to any collateral intended to secure the Indebtedness. The undersigned agree to assist in the cure of any defects in the execution, delivery or substance of this Note and related agreements, and in the creation and perfection of any liens, security interests or other collateral rights securing this Note.

Consent To Sell Loan - The parties hereto agree: (a) Lender may sell or transfer all or part of this loan to one or more purchasers, whether related or unrelated to Lender; (b) Lender may provide to any purchaser, or potential purchaser, any information or knowledge Lender may have about the parties or about any other matter relating to this loan obligation, and the parties waive any rights to privacy it may have with respect to such matters; (c) the purchaser of a loan will be considered its absolute owner and will have all the rights granted under the loan documents or agreements governing the sale of the loan; and (d) the purchaser of a loan may enforce its interests irrespective of any claims or defenses that the parties may have against Lender.

Extension and Renewal - Lender may, at Lender's discretion, renew or extend this Note by written notice ("Renewal Notice") to Borrower. Such renewal or extension shall be effective as of the maturity date of this Note, and may be conditioned among other things on modification of Borrower's obligations hereunder, including but not limited to a decrease in the amount available under this Note, an increase in the interest rate applicable to this Note and/or payment of a fee for such renewal or extension. In addition, Lender may increase the principal amount available under the Note at any time. Borrower shall be deemed to have accepted the terms of each Renewal Notice, including any notice of an increase in availability, if Borrower does not deliver to Lender written rejection of such renewal or extension within 10 days following the date of such Renewal Notice, or if Borrower draws additional funds following receipt of such Renewal Notice. After any renewal or extension of Borrower's obligations under this Note, the term "maturity date" as used in this Note shall mean the new maturity date set forth in the Renewal Notice. This Note may be renewed and extended repeatedly in this manner.

Joint and Several Liability - If Borrower is comprised of more than one person or entity, whether as individuals, partners, partnerships or corporations, each such person or entity shall be jointly and severally liable for Borrower's obligations hereunder.

Facsimile and Counterpart - This document may be signed in any number of separate copies, each of which shall be effective as an original, but all of which taken together shall constitute a single document. An electronic transmission or other facsimile of this document or any related document shall be deemed an original and shall be admissible as evidence of the document and the signer's execution.

By execution of this note, Borrower acknowledges the receipt of the following notices from Lender:

"THIS TERM NOTE, THE DEED OF TRUST, AND ALL OTHER LOAN PAPERS EXECUTED SUBSTANTIALLY CONCURRENTLY HEREWITH TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES."

"THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES."

Address:
The Lyric Business Centre
440 Louisiana - Suite 1400
Houston, TX 77002

TREATY ENERGY CORPORATION

By:____

_____________________, ________________

MAKER

By its signature, Lender acknowledges the truth of the notice hereinabove.

____

Richard C. Houston, Jr.

LENDER

DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT
(Oil and Gas)

Dated as of May 31, 2011

Please return documents with filing information
to

Richard C. Houston, Jr.
Richard C. Houston, Jr., P.C.
500 West Texas, Suite 1000
Midland, Texas 79701

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT CONTAINS A NOTICE OF SECURITY INSTRUMENT AFFECTING REAL PROPERTY IN EACH COUNTY IN WHICH IT IS RECORDED.

THIS INSTRUMENT SHALL BE EFFECTIVE AS, AMONG OTHER THINGS, A SECURITY AGREEMENT AND FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE. COLLATERAL INCLUDES FIXTURES AFFIXED TO, OIL AND GAS PRODUCED FROM AND ACCOUNTS ATTRIBUTABLE THERETO, SAID PRODUCTION AND ACCOUNTS BEING FINANCED AT THE WELLHEAD OF THE PROPERTIES DESCRIBED IN EXHIBIT "A" ATTACHED HERETO.

DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,
ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT

THE STATE OF TEXAS	§	
	§	
COUNTIES OF TAYLOR and CALLAHAN	§	
	§	**KNOW ALL MEN BY THESE PRESENTS:**

THAT on the 31st day of May 2011, TREATY ENERGY CORPORATION, a Nevada corporation, (herein called "Grantor"), whose address is The Lyric Business Centre, 440 Louisiana - Suite 1400, Houston, TX 77002, to secure payment and performance of the Obligation (hereinafter defined), and for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) cash and other valuable consideration in hand paid to Grantor, the receipt and sufficiency of which are hereby acknowledged, and for and in consideration of the debt and trusts hereinafter mentioned, has GRANTED, BARGAINED, SOLD, ASSIGNED, TRANSFERRED, and CONVEYED, and by these presents does GRANT, BARGAIN, SELL, ASSIGN, TRANSFER, and CONVEY, unto *David Dickerson*, Trustee, whose address is 2500 South Willis, Suite 400, Abilene, Texas 79605 (hereinafter called the "Trustee") for the benefit of RICHARD C. HOUSTON, JR. (hereinafter called "Beneficiary"), and to the Trustee's successor or successors or substitutes in this trust, with power of sale, the real and personal properties, rights, titles, interests, and estates described or to which reference is made in Paragraphs I through VI, inclusive, below, whether now owned by Grantor or hereafter acquired by Grantor (herein collectively called the "Mortgaged Property", to-wit:

Paragraph I. Oil and Gas Leases and Other Properties. All of those certain oil and gas and/or oil, gas and mineral leases, lands, interests, and other properties (all such leases being herein called the "Subject Leases," and all such leases, lands, minerals, and royalty interests and other properties being herein called the "Subject Interests"), which are described and/or to which reference may be made on Exhibit "A" attached to and made a part of this Deed of Trust for all purposes and incorporated herein by reference as fully as if copied verbatim in the body of this Deed of Trust at this point.

Paragraph II. Pooled Interests. All rights, titles, interests, and estates now owned or hereafter acquired by Grantor in and to (i) any and all properties now or hereafter pooled or unitized with any of the Subject Interests, and (ii) all presently existing or future unitization, communitization, and pooling agreements, and the units created thereby, which include all or any part of the Subject Interests, including, without limitation, all units formed under or pursuant to any laws. The rights, titles, interests, and estates described in this Paragraph II shall also be included within the term "Subject Interests" as used herein.

Paragraph III. Hydrocarbons. All oil, gas, casinghead gas, drip gasoline, natural gasoline and condensate, all other liquid and gaseous hydrocarbons, and all other minerals, whether similar to the foregoing or not (herein collectively called "hydrocarbons"), now or hereafter accruing to or produced from the Subject Interests and/or to which Grantor now or hereafter may be entitled as a result of or by virtue of its record and/or beneficial ownership of any one or more of the Subject Interests.

Paragraph IV. Contracts. All present and future rights of Grantor (including, without limitation, all rights to receive payments, including, but not limited to, lease bonuses, rents, tolls, incomes, and royalties) under or by virtue of all present and future operating agreements, contracts for the purchase, exchange, processing, transportation or sale of hydrocarbons, and other contracts and agreements relating in any way to all or any part of the Mortgaged Property, as the same may be amended or supplemented from time to time (the "Subject Contracts").

Paragraph V. Other Property. All tenements, hereditaments, appurtenances, and properties in anywise appertaining, belonging, affixed, or incidental to the Subject Leases, in which Grantor now owns or hereafter acquires an interest, including, without limitation, any and all property, real or personal, in which Grantor now owns or hereafter acquires an interest which is situated upon and/or used or useful in connection with all or any part of the Subject Leases and including all pipelines, gathering lines, trunk lines, lateral lines, pipeline easements and rights-of-way, compressor, dehydration and pumping equipment, sites and leases, pumps, compressors, dehydration units, separators, heater treaters, valves, flow lines, gauge meters, alarms, supplies, machinery, derricks, buildings, tanks, casings, christmas trees, tubing, rods, liquid extractors, engines, boilers, tools, appliances, cables, wires, surface leases, rights-of-way, easements, servitudes, and franchises, and all accessions, additions, substitutes and replacements to or for, and all accessories and attachments to any of the foregoing (all such surface leases, easements, licenses, rights-of-way, and franchises being herein called the "Subject Easements," and all such tangible property described in this Paragraph V being herein called the "Personal Property").

Paragraph VI. Other Rights to Hydrocarbons. Any and all other rights, titles, estates, royalties, and interests (whether or not presently included in the Subject Interests) now owned or hereafter acquired by Grantor (a) in and to all hydrocarbons in and under and that may be produced and saved from the lands described or to which reference is made in Exhibit "A" (the "Land"), and (b) in and to all reversions, remainders, tolls, rents, revenues, issues, proceeds, earnings, income, and profits from the land.

TO HAVE AND TO HOLD the Mortgaged Property, together with all and singular the rights, privileges, contracts, and appurtenances now or hereafter at any time before the foreclosure or release hereof in anywise appertaining or belonging thereto, unto the Trustee and to his successors or substitutes hereunder and to their successors and assigns, forever, and Grantor hereby binds and obligates Grantor and Grantor's successors to warrant and forever defend, all and singular, the Mortgaged Property unto the Trustee and to his successors or substitutes hereunder and to their successors and assigns, against the lawful claims of any and all persons whomsoever claiming or to claim the same, or any part thereof;

This conveyance is made in trust, however, upon the terms and provisions hereinafter set out to secure the full and final payment and performance of the Obligation.

To further secure the Obligation, Grantor hereby grants to **Richard C. Houston, Jr.**, whose address is 500 West Texas, Suite 1000, Midland, Texas 79701, a security interest in the Mortgaged Property insofar as such Mortgaged Property consists of equipment, general intangibles, accounts, inventory, fixtures, rights to receive payments and any and all other personal property of any kind or character defined in and subject to the provisions of the applicable Uniform Commercial Code of each state where any of such Mortgaged Property is situated (the "Code"), including the proceeds and products from any and all of such Mortgaged Property (all of such Mortgaged Property, and the proceeds and products thereof, being herein called the "Collateral"). Upon the happening of any default, Beneficiary is and shall be entitled to all of the rights afforded a secured party by the applicable Code with reference to the Collateral, or Trustee or Beneficiary may proceed as to both the real and personal property covered hereby in accordance with the rights granted under this Deed of Trust in respect to the real property covered hereby. Such rights shall be cumulative and in addition to those granted to Trustee or Beneficiary under any other provision of this Deed of Trust or under any other instrument executed in connection with or as security for all or any part of the Obligation.

REFERENCE IS MADE TO SECTION 5.13 FOR THE DEFINITIONS OF SEVERAL OF THE TERMS USED HEREIN.

ARTICLE 1

SECURED OBLIGATION

This Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement (herein called the "Deed

of Trust") is made to secure and enforce the following note or notes, guaranty, obligations, indebtedness, covenants, conditions, agreements, loans, advances, debts, and liabilities (herein collectively called the "Obligation"):

Section 1.1 Note (the "Note")

1. that certain Term Note dated May 31, 2011 executed by Grantor, and payable to the order of Beneficiary in the original principal amount of **$650,000.00**, bearing interest as specified therein, being payable at Beneficiary's office in Midland, Texas, or at such other office as Beneficiary shall direct in writing and, if not sooner matured (by acceleration or otherwise) finally maturing on **June 1, 2012**.

Section 1.2 Obligation Arising Under Security Instruments. All other loans and future advances made by Beneficiary to Grantor and all other debts, obligations and liabilities of Grantor of every kind and character now or hereafter existing in favor of Beneficiary, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Beneficiary or to a third party and subsequently acquired by Beneficiary, it being contemplated that Grantor may hereafter become indebted to Beneficiary for such further debts, obligations and liabilities.

Section 1.3 Future Advances to the Borrower All loans and advances evidenced by written instrument which Beneficiary may hereafter make to Grantor which Grantor and Beneficiary contemplate may be necessary from time to time. Such future advances, if any, shall be made on such conditions as Beneficiary and Grantor may negotiate, but it is specifically agreed that Beneficiary has not hereby agreed to advance any such additional sums.

Section 1.4 Costs and Expenses. All sums advanced and costs and expenses incurred by Beneficiary, including without limitation, all reasonable legal, accounting, engineering, management, consulting or like fees, made and incurred in connection with the foregoing Sections 1.1, 1.2 and 1.3, or any part thereof, or in connection with the acquisition, perfection, realization, maintenance, or preservation of the security therefor, or in connection with the following Section or any part thereof, whether such advances, costs, or expenses shall have been made and incurred at the request of Grantor

Section 1.5 Renewals, Extensions, and Rearrangements. Any and all renewals, extensions, and/or rearrangements of all or any part of the Note, indebtedness, obligations, debts, loans, advances, covenants, agreements, and liabilities described or to which reference is made in the foregoing Sections 1.1, 1.2, 1.3, and1.4.

Section 1.6 Necessity of Writing. Any and all renewals, extensions, and/or rearrangements of all or any part of the Note, indebtedness, obligations, debts, loans, advances, covenants, agreements, and liabilities described or to which reference is made in the foregoing Sections 1.1, 1.2, 1.3, and1.4.

ARTICLE 2

CERTAIN REPRESENTATIONS, WARRANTIES, AND COVENANTS OF GRANTOR

Section 2.1 Representations and Warranties. With knowledge that Beneficiary is relying on the representations and warranties made herein without independent investigation, Grantor hereby covenants, agrees, represents, and warrants unto Beneficiary:

(a) Authority. Grantor has authority to execute this Deed of Trust, to grant, bargain, sell, mortgage, assign, transfer, and convey the Mortgaged Property to the Trustee pursuant to this Deed of Trust, and to make the covenants, representations, warranties, and assignments contained in this Deed of Trust.

(b) Title. Grantor (i) has good and indefeasible title to, (ii) is the lawful owner and holder of, and (iii) is possessed of the Mortgaged Property free and clear of any and all liens.

(c) Percentage Interests. If listed in Exhibit "A", the percentage interest of Grantor's participation in the total production of hydrocarbons produced and saved from the Mortgaged Property described in Exhibit "A" are at least and in no event will ever be less than as represented and the representations and warranties of Grantor set forth in Exhibit "A" are incorporated herein by reference as if copied verbatim in the body of this Deed of Trust at this point.

(d) Advance Payment Contract. Grantor is not a party to any Advance Payment Contract affecting or relating to any of the Subject Interests not heretofore disclosed to Beneficiary in writing.

(e) Hazardous Wastes and Substances. Grantor represents that Grantor and its Mortgaged Property are in compliance with applicable state and federal environmental laws and regulations and Grantor is not aware of and has not received any notice of any violation of any applicable state or federal environmental law or regulation and there has not heretofore been filed any complaint nor commenced any administrative procedure against Grantor or its predecessor, alleging a violation of any environmental law or regulation. Grantor has not installed, used, generated, stored, or disposed of any hazardous waste, toxic substances, asbestos, or related materials ("Hazardous Materials") on its Mortgaged Property. For the purposes of this Deed of Trust, Hazardous Materials shall include, but shall not be limited to, substances defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. §9601, et seq., Hazardous Materials Transportation Act, 49 U.S.C. §1802, et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. §6901, et seq., or as "hazardous substances," "hazardous waste," or "pollutant or contaminant" in any other applicable federal, state, or local environmental law or regulation. There do not exist upon the Mortgaged Property any underground storage tanks or facilities, and to the knowledge of Grantor, none of the Mortgaged Property has ever been used for the treatment, storage, recycling, or disposal of any Hazardous Materials, or to the extent that such use has occurred, such past use was not in violation of any applicable environmental law or regulation then or now in existence. None of the improvements located on the Mortgaged Property contain any quantity of asbestos as of the date of this Deed of Trust.

(f) Compliance with Applicable Laws. Grantor is currently in compliance with all applicable laws, ordinances, rules and regulations governing Grantor's ownership, use and operation of the Mortgaged Property.

Section 2.2 Covenants of Grantor. Grantor, for Grantor and Grantor's successors, covenants and agrees to:

(a) Additional Documents. At any time, and from time to time, upon request by Beneficiary, forthwith execute and deliver to Beneficiary any and all additional instruments and further assurances, and do all acts and things, as may be necessary or proper, in Beneficiary's opinion, to effect the intent of these presents and to evidence and perfect more fully the rights and liens herein created and intended to be created and to protect the rights of Beneficiary hereunder.

(b) Existence and Authority. If applicable, continuously maintain in good standing Grantor's existence in the state in which organized.

(c) Cure of Defects. If the validity or priority of this Deed of Trust or of any rights or liens created or evidenced hereby with respect to the Mortgaged Property or any material part thereof shall be endangered or questioned, or shall be attacked directly or indirectly, or if any legal proceedings are instituted against Grantor with respect thereto, give written

notice thereof within three (3) business days of such event to the Beneficiary and, at Grantor's own cost and expense, diligently endeavor to cure any defect that may be developed or claimed, and take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel acceptable to Beneficiary, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Trustee and Beneficiary, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings, including, but not limited to, the prosecution or defense of litigation, and the compromise or discharge of any adverse claims made with respect to the Mortgaged Property, and all expense so incurred of every kind and character shall be a demand obligation owing by Grantor to Beneficiary.

(d) Notice of Claims. Provide Beneficiary within three (3) business days of such event written notice of any (i) claim, action, notice, suspension, or proceeding which could, in the event of an unfavorable outcome, have a material adverse effect on the business and financial affairs of Grantor or on the ability to fully perform and abide by the terms, covenants, and conditions hereof, (ii) change in any material fact or circumstance stated, covenanted, represented, or warranted herein or in any of the documents contemplated hereby, or (iii) default in or acceleration of any of Grantor's obligations of payment or performance under any instrument or obligation the default in or accelerated payment or performance of which would have a material adverse effect on Grantor's business or financial affairs.

(e) Payment of Taxes. Pay, or cause to be paid, before delinquent, all lawful taxes in respect to the Mortgaged Property, or any part thereof, and from time to time, upon request of Beneficiary, to furnish to Beneficiary evidence satisfactory to Beneficiary of the timely payment of such taxes.

(f) Compliance with Subject Leases, Interests, Contracts, and Easements. Timely perform all obligations under, and not violate any of, the Subject Leases, Subject Interests, Subject Contracts, or Subject Easements.

(g) Maintenance of Mortgaged Property. At all times maintain, preserve, and keep the Mortgaged Property in good repair and condition, and from time to time, to make all necessary and proper repairs, replacements, and renewals, and not to commit or permit any waste on or of the Mortgaged Property, and not to do anything to the Mortgaged Property that may impair its value.

(h) Payment for Labor and Materials. Promptly pay all bills for labor and materials incurred in connection with the Mortgaged Property and never permit to be fixed against the Mortgaged Property, or any part thereof, any lien, even though inferior to the lien hereof, for any such bill which may be legally due and payable.

(i) Performance of Obligation. Pay and perform all of the Obligations.

(j) Mortgage Taxes. At any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Deed of Trust, or upon any lien created hereby, immediately pay all such taxes; provided that, in the alternative, Grantor may, in the event of the enactment of such a law, and must, if it is unlawful for Grantor to pay such taxes, prepay that portion of the Obligation which Beneficiary in good faith determines is secured by property covered by such law within 60 days after demand therefor by Beneficiary.

(k) Performance of Covenants. Punctually and properly perform all of Grantor's covenants, duties, and liabilities under this Deed of Trust and any other security instrument.

(l) Inspection of Mortgaged Property. Allow Beneficiary to inspect the Mortgaged Property and all records relating thereto, and to make and take away copies of such records.

(m) Operation of Mortgaged Property. Operate the Mortgaged Property, or cause it to be operated, in a careful and efficient manner in accordance with the practices of the industry and in compliance with all Subject Leases, Subject Contracts, Subject Easements, and laws.

(n) Development Work. Do, or cause to be done, such development and other work as may be reasonably necessary to protect from diminution and production capacity of the Mortgaged Property and producing wells thereon.

(o) Maintenance of Subject Leases, Contracts, and Easements. Maintain all Subject Leases, Subject Contracts, and Subject Easements in full force and effect and not permit to occur the surrender, abandonment, release, or termination of any Subject Leases, Subject Contracts, or Subject Easements, so long as the Subject Interests covered thereby or relating thereto are capable of producing hydrocarbons in paying quantities.

(p) Insurance. Carry insurance with respect to the Mortgaged Property with such insurers, in such amounts, and covering such risks as shall be customary in the industry, cause all insurance so carried to be payable to Beneficiary as its interest may appear; deliver the policies of insurance to Beneficiary and pay or cause to be paid all premiums for such insurance at least 15 days before such premiums become due, furnish to Beneficiary satisfactory proof of the timely making of such payments, and deliver all renewal policies to Beneficiary at least 15 days before the expiration date of each expiring policy.

(q) Compliance with Laws. Comply with all laws, ordinances, rules and regulations applicable to the Mortgaged Property and its ownership, use and operation, including, but not limited to, the applicable rules of the Texas Railroad Commission, and other applicable state agencies.

(r) Additional Reports. From time to time, upon request of Beneficiary, promptly furnish to Beneficiary such financial statements and reports relating to the Mortgaged Property as Beneficiary may request.

(s) Sales of Mortgaged Property. Not, without the prior written consent of Beneficiary, sell, trade, transfer, convey, assign, exchange, pledge, encumber, create any lien with respect to or otherwise dispose of the Mortgaged Property or any part thereof, except items of Personal Property or any part thereof, which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes having a value equal to or greater than the replaced items when new.

(t) Title Opinions. Furnish to Beneficiary copies of any title opinions and any abstracts of title requested by Beneficiary from time to time that Grantor has or may hereafter obtain affecting any part of the Mortgaged Property.

(u) Principal Office. Maintain the principal office and place of business of Grantor with all of Grantor's records and files relating to the Mortgaged Property in **HOUSTON, TEXAS** except for those customarily maintained at the Mortgaged Property.

(v) Advance Payment Contract. Not enter into or agree to any Advance Payment Contract with any person affecting any of the Mortgaged Property. It is expressly stipulated that as a condition of granting approval of any Advance Payment Contract Beneficiary may, in its discretion, require that any Advance Payment be paid to Beneficiary in whole or in part for application toward payment of the Obligation or may require that any portion of any Advance Payment not thus applied on the Obligation be placed in escrow with Beneficiary to insure use thereof as Beneficiary may direct or determine, or Beneficiary, in its sole discretion, may impose other conditions upon such consent or may refuse to consent to the making of such Advance

Payment Contract. Whether or not Beneficiary's consent to an Advance Payment Contract heretofore and hereafter made by Grantor has been obtained, and regardless of whether the existence or making of such Advance Payment Contract constitutes a breach of Grantor's representations or covenants herein contained, it is expressly stipulated that unless otherwise expressly agreed in writing by Beneficiary, all Advance Payments hereafter becoming due to Grantor under any Advance Payment Contract shall be deemed proceeds of sale of hydrocarbons from the Mortgaged Property for purposes hereof, which are assigned to and are to be paid over to Beneficiary, and Beneficiary's receipt or acceptance of any such Advance Payment or application thereof toward payment of the Obligation shall not constitute a waiver of any default resulting from the existence of making of the Advance Payment Contract pursuant to which such Advance Payment is made or a ratification or approval by Beneficiary of such Advance Payment Contract.

(w) Properties Not Operated by Grantor. Anything in this Section 2.2 to the contrary notwithstanding, Grantor, with respect to those Subject Interests which are operated by operators other than Grantor, shall not be obligated itself to perform undertakings performable only by such operators and which are beyond the control of Grantor. In each such case, however, Grantor will promptly take all actions available to it, under applicable operating arrangements or otherwise, to bring about the performance of any such undertakings required to be performed by such operators.

(x) Compliance with Environmental Laws. Grantor is and will remain in substantial compliance with all state and federal environmental laws and regulations and Grantor will not place nor permit to be placed any Hazardous Materials on any of its Mortgaged Property in violation of applicable state and federal environmental laws. In the event Grantor should discover any Hazardous Materials on any of its Mortgaged Property which could result in a breach of the foregoing covenant, Grantor shall notify Beneficiary within three (3) days after such discovery. Grantor shall dispose of all material amounts of Hazardous Materials generated by the Grantor only at facilities and/or with carriers that maintain valid governmental permits under the Resource Conservation and Recovery Act, 42 U.S.C. §6901. In the event of any notice or filing of any complaint or commencement of any administrative hearing or procedure (an "Environmental Proceeding") against the Grantor alleging a violation of an environmental law or regulation, Grantor shall give notice to Beneficiary within five (5) days after Grantor has received such notice or has knowledge of such filing.

ARTICLE 3

DEFAULTS AND REMEDIES

Section 3.1 Defaults. The term "default," as used herein shall mean: (a) failure of Grantor, to observe or perform any covenant or agreement contained in this Deed of Trust; (b) the failure of Grantor to pay when due any installment of principal or interest on the Obligation, or any part thereof, as and when the same shall be due and payable (whether at stated maturity, by acceleration, or otherwise); (c) failure by Grantor to comply with any agreement with Beneficiary; (d) the occurrence of any event or condition which results in, or with lapse of time or service of notice or both could result in a default in the payment of any indebtedness or the performance of any obligation to Beneficiary made herein or otherwise; (e) the discovery by Beneficiary of the incorrectness of any material representation or warranty made to Beneficiary; (f) the liquidation, termination, or dissolution of any Grantor; (g) the occurrence of an event causing material loss or depreciation in the Collateral's value (whether by casualty, actions by governmental authorities, loss of permits, authorities, franchises, certificates or rights or otherwise) and Grantor's failure to either provide enough additional Collateral or a reduction in the total indebtedness by an amount sufficient to satisfy Beneficiary; (h) the occurrence of any claim, action, notice, suspension, or proceeding which affects all or part of the Collateral or the security interest or liens granted to Beneficiary; (i) the occurrence of the default in or acceleration of any of Grantor's obligations of payment or performance under any instrument or obligation, the default in or accelerated payment or performance of which would, in Beneficiary's good faith opinion, have a material adverse effect on any Grantor's business or financial affairs or on the ability to fully perform and abide by the terms, covenants, and conditions hereof, or would be a default under any agreement between any Grantor and Beneficiary; (j) the application for, or consent to the appointment of a receiver, trustee, custodian, or liquidator for any Grantor or any of Grantor's properties; (k) the seeking by any Grantor or the protection of any bankruptcy, insolvency, reorganization, composition, moratorium, or similar proceeding; (l) the admission in writing of any Grantor's inability to pay its debts as they regularly mature; (m) the filing of an answer admitting the material allegations of a petition filed against Grantor in any bankruptcy, insolvency, reorganization, composition, moratorium, or similar proceeding; (n) the permitting of any involuntary petition in bankruptcy to be filed against any Grantor and to remain undismissed; (o) Grantor being made a party to an Environmental Proceeding and Beneficiary, in good faith, believes that an adverse ruling against Grantor in such Environmental Proceeding could materially affect Grantor's ability to repay the Obligation or any part thereof; (p) the permitting of any attachment, sequestration, garnishment, execution, or similar proceeding against any Grantor or any of any Grantor's properties to remain undismissed; or (q) the making of any assignment for the benefit of creditors.

Section 3.2 Remedies. If a Default shall occur and be continuing, Beneficiary may, at its option, do any one or more of the following to the extent permitted by applicable law:

(a) Payment or Performance by Beneficiary. If Grantor has failed to keep or perform any covenant whatsoever contained in this Deed of Trust or any other security instrument, Beneficiary may, but shall not be obligated to any person to do so, perform or attempt to perform such covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be a part of the Obligation, and Grantor promises, upon demand, to pay to Beneficiary, at the place where the Note is payable, or at such other place as Beneficiary may direct by written notice, all sums so advanced or paid by Beneficiary, with interest at the Default Rate, from the date when paid or incurred by Beneficiary until paid by Grantor. No such payment by Beneficiary shall constitute a waiver of any default. In addition to the liens hereof, Beneficiary shall be subrogated to all rights and liens securing the payment of any debt, claim, tax, or assessment for the payment of which Beneficiary may make an advance, or which Beneficiary may pay.

(b) Acceleration. Following ten (10) days written notice to Grantor, Beneficiary may, at its option, declare the aggregate unpaid principal amount of and interest on the Note and all other parts of the Obligation to be, and the same shall thereupon become, immediately due and payable.

(c) Foreclosure. Beneficiary may request Trustee to proceed with foreclosure, and in such event Trustee is hereby authorized and empowered, and it shall be his duty, upon such request of Beneficiary, and to the extent permitted by applicable law, to sell all or any part of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by applicable law, or in the absence of any such requirement, as Trustee and/or Beneficiary may deem appropriate, and to make conveyance to the purchaser or purchasers thereof. Any sale of the Mortgaged Property or any part of the Mortgaged Property shall be made to the highest bidder or bidders for cash, at the courthouse door of, or at such other place as may be required or permitted by applicable law in, the county (or judicial district) in the state wherein the land included within the Mortgaged Property to be sold is situated; provided that if the land is situated in more than one county (or judicial district) of any state, such sale of the Mortgaged Property, or any part thereof, may be made in any county (or judicial district) in the state wherein any part of the land included within the Mortgaged Property to be sold is situated. Any such sale shall be made at public outcry, on the day of any month, during the hours of such day and after written notice thereof have been publicly posted in such places and for such time periods and after all persons entitled to notice thereof have been sent such notice, all as required by applicable law in effect at the time of such sale; and nothing herein shall be deemed to require Beneficiary or Trustee to do, and Beneficiary and Trustee shall not be required to do, any act other than as required by applicable law in effect at the time of such sale. Any such sale may be as a whole or in such parcels as Trustee may select. After such sale, Trustee shall make to the purchaser or purchasers thereunder good and sufficient deeds and assignments, in the name of Grantor, conveying the Mortgaged Property, or part thereof, so sold to the purchaser or purchasers with general warranty of title by Grantor. Sale of a part of the Mortgaged Property shall not

exhaust the power of sale, but sales may be made from time to time until the Obligation is paid and performed in full. It shall not be necessary to have present or to exhibit at any such sale any of the Collateral. In addition to the rights and powers of sale granted under the preceding provisions of this Subsection 3.2(c), if default is made in the payment of any installment of the Obligation, Beneficiary, at its option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Obligation and the liens securing its payment, in the same manner, on the same terms, at the same place and time, and after having given notice in the same manner, all as provided in the proceeding provision of this Subsection 3.2(c). After such sale, Trustee shall make due conveyance to the purchaser or purchasers. Sales made without maturing the Obligation may be made hereunder whenever there is a default in the payment of any installment of the Obligation without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this Subsection 3.2(c) on the unmatured balance of the Obligation (except as to any proceeds of any sale which Beneficiary may apply as a prepayment on the Obligation) or the liens securing payment of the Obligation. It is intended by each of the foregoing provisions of this Subsection 3.2(c) that Trustee may, after any request or direction by Beneficiary, sell, not only the Subject Interests included within, but also all other items constituting a part of, the Mortgaged Property, or any part thereof, along with the land, or any part thereof, included within the Mortgaged Property all as a unit and as a part of a single sale, or may sell any part of the Mortgaged Property separately from the remainder of the Mortgaged Property. It is agreed that, in any deed or deeds given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Beneficiary, or as to the occurrence or existence of any default, or as to the acceleration of the maturity of the Obligation, or as to the request to sell, notice of sale, time, place, terms, and manner of sale, and the receipt, distribution, and application of the money realized therefrom, or as to the due and proper appointment of a substitute trustee, and without being limited by the foregoing, as to any other act or thing having been duly done by Beneficiary or by Trustee, shall be taken by all courts of law and equity as <u>prima facie</u> evidence that the said statements or recitals state facts and are without further question to be so accepted, and Grantor does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof. In the event of the resignation (such resignation being hereby authorized for any reason) or death of Trustee, or his removal from his county of residence stated on the first page hereof, or his failure, refusal, or inability, for any reason, to make any such sale or to perform any of the trusts herein declared, or, at the option of Beneficiary, without cause, the Beneficiary may appoint, in writing, a substitute trustee, who shall thereupon succeed to all the estates, titles, rights, powers, and trusts herein granted to and vested in Trustee. Such appointment may be made on behalf of Beneficiary by any person who is then the president, or any vice president, or the cashier or secretary, or branch manager, or a senior representative, or any other authorized officer or agent of Beneficiary. In the event of the resignation (such resignation being hereby au-thorized for any reason) or death of any such substitute trustee, or his failure, refusal or inability to make such sale or perform such trusts, or, at the option of Beneficiary, without cause, successive substitute trustees may thereafter, from time to time, be appointed by Beneficiary in the same manner. Wherever herein the word "Trustee" is used, the same shall mean the person who is the duly appointed trustee or substitute trustee hereunder at the time in question.

(d) <u>Suit</u>. Beneficiary may, or Trustee may upon written request of Beneficiary, proceed by suit or suits, at law or in equity, to enforce the payment and performance of the Obligation in accordance with the terms hereof, of the Note or the other security instruments, or other documents and/or writings securing and/or evidencing it, to foreclose the liens and this Deed of Trust as against all or any part of the Mortgaged Property and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction.

(e) <u>Appointment of Receiver</u>. Beneficiary, as a matter or right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud or mismanagement on the part of Beneficiary, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property, or any part thereof, and of the income, rents, issues and profits thereof.

(f) <u>Possession of Mortgaged Property</u>. Beneficiary may enter upon the Land included within the Mortgaged Property, take possession of the Mortgaged Property, and remove the Personal Property included within the Mortgaged Property, or any part thereof, with or without any responsibility or liability on the part of Beneficiary, take possession of any property located on or in the Mortgaged Property which is not a part of the Mortgaged Property and hold or store such property at Grantor's expense.

(g) <u>Assemble Collateral</u>. Beneficiary may require Grantor to assemble the Collateral included within the Mortgaged Property, or any part thereof, and make it available to Beneficiary at a place to be designated by Beneficiary which is reasonably convenient to Grantor and Beneficiary.

(h) <u>Disposition of Collateral</u>. After notification, if any, as hereafter provided in this Subsection 3.2(h), Beneficiary may sell, lease or otherwise dispose of, at the office of Beneficiary, or on the Land, or elsewhere, as chosen by Beneficiary, all or any part of the Collateral included within the Mortgaged Property, in its then condition, or following any commercially reasonable preparation or processing, and each sale [as used in this Subsection 3.2(h), the term "sale" means any such sale, lease, or other disposition made pursuant to this Subsection 3.2(h)] may be a unit or in parcels, by public or in private proceedings, and by way of one or more contracts, and, at any sale, it shall not be necessary to exhibit the Collateral, or part thereof, being sold, leased or otherwise disposed of. The sale of any part of the Collateral shall not exhaust Beneficiary's power of sale, but sales may be made from time to time until the Obligation is paid and performed in full. Reasonable notification of the time and place of any public sale pursuant to this Subsection 3.2(h), or reasonable notification of the time after which any private sale is to be made pursuant to this Subsection 3.2(h), shall be sent to Grantor and to any other person entitled under the applicable Code to notice. It is agreed that notice sent or given not less than twenty-one (21) calendar days prior to the taking of the action to which the notice relates, is reasonable notification and notice for such purposes of this Subsection 3.2(h).

Section 3.3 <u>Purchase of Mortgaged Property by Beneficiary</u>. If Beneficiary is the purchaser of the Mortgaged Property, or any part thereof (and it is specifically agreed that Beneficiary may be the purchaser of the Mortgaged Property, or any part thereof, if permitted by applicable law), at any sale thereof, whether such sale be under the power of sale hereinabove vested in Trustee, or upon any other foreclosure of the liens hereof, or otherwise, Beneficiary shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the liens of these presents.

Section 3.4 <u>Operation of Properties by Beneficiary</u>. Should any part of the Mortgaged Property come into the possession of Beneficiary, whether before or after default, Beneficiary may use or operate the Mortgaged Property for the purpose of preserving it or its value, pursuant to the order of a court of appropriate jurisdiction, or in accordance with any other rights held by Beneficiary in respect to the Mortgaged Property. Grantor covenants promptly to reimburse and pay to Beneficiary, at the place where Note is payable, or at such other place as may be designated by Beneficiary in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, attorney's fees of the Beneficiary and other charges) incurred by Beneficiary in connection with its custody, preservation, use or operation of the Mortgaged Property, together with interest thereon from the date incurred by Beneficiary at the Default Rate, and all such expenses, cost, taxes, interest and other charges shall be a part of the Obligation. It is agreed, however, that the risk of loss or damage to the Mortgaged Property is on Grantor, and Beneficiary shall have no liability whatever for decline or diminution in value of the Mortgaged Property, nor for failure to obtain or maintain insurance, nor for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured.

Section 3.5 <u>Possession of Property After Foreclosure</u>. In case the liens hereof shall be foreclosed by Trustee's sale, or by other judicial or nonjudicial action, the purchaser at any such sale shall receive, as an incident to his ownership, immediate possession of the Mortgaged Property, or any part thereof so conveyed, and, subsequent to foreclosure, Grantor and Grantor's successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale, and anyone occupying the property after demand made for possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible, or otherwise, with or without

process of law, and all damages by reason thereof are hereby expressly waived.

Section 3.6 Application of Proceeds. The proceeds from any sale, lease or other disposition made pursuant to this Article 3, any proceeds of hydrocarbons collected by Beneficiary pursuant to Article 4, and sums received pursuant to Section 5.5 shall be applied by Trustee, or by Beneficiary, as the case may be, to the payment or prepayment of the Obligation, whether or not matured, as may be determined by the Beneficiary in its sole discretion until the Obligation is paid in full.

Section 3.7 Abandonment of Sale. In the event a foreclosure hereunder should be commenced by Trustee in accordance with Subsection 3.2(c), Beneficiary may at any time before the sale direct Trustee to abandon the sale, and may then institute suit for collection of the Obligation, and/or for the foreclosure of the liens hereof. If Beneficiary should institute a suit for the collection of the Obligation, and/or for a foreclosure of the liens hereof, it may at any time before the entry of a final judgment in said suit dismiss the same, and sell and/or require Trustee to sell (and the Trustee is hereby expressly authorized to sell) the Mortgaged Property, or any part thereof, in accordance with the provisions of this Deed of Trust.

Section 3.8 Waiver of Appraisement and Redemption. To the full extent Grantor may lawfully do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any appraisement, valuation, stay, extension or redemption laws, now or hereafter in force, in order to prevent or hinder the enforcement of this Deed of Trust or the absolute sale of the Mortgaged Property, or any part thereof, or the possession thereof by any purchaser at any such sale, but Grantor, insofar as Grantor now or hereafter may lawfully do so, hereby waives the benefit of all such laws; provided, however, that the appraisement of any of the Mortgaged Property is hereby expressly waived or not waived at the option of Trustee and/or Beneficiary, such option to be exercised prior to or at the time judgment is rendered in any foreclosure of this Deed of Trust. Grantor expressly waives, to the extent Grantor may lawfully do so, all rights to have the Mortgaged Property marshaled upon any foreclosure of this Deed of Trust.

ARTICLE 4

ASSIGNMENT OF PRODUCTION

Section 4.1 Additional Security. To additionally secure the Obligation, Grantor has, effective as May 31, 2011 at the site of each of the Subject Interests, ASSIGNED, TRANSFERRED AND CONVEYED, and does hereby ASSIGN, TRANSFER AND CONVEY, unto Beneficiary all of the following: (provided that Beneficiary shall not have the right either to demand or to receive any of the following, or to exercise any of the rights set forth in Section 4.1 (a) until after the expiration of the ten (10) day notice provided for under Section 3.2 (b) hereof):

(a) All hydrocarbons, and the proceeds therefrom and products obtained or processed therefrom (such proceeds and products being herein called "proceeds"), produced and to be produced from the Mortgaged Property, and Grantor hereby authorizes and empowers Beneficiary to demand, collect and receive such hydrocarbons and proceeds, to endorse and cash any checks and drafts payable to Grantor or Beneficiary for the account of Grantor received from or in connection with such hydrocarbons and proceeds and to execute any release, receipt, division order, transfer order, and relinquishment or other instrument that may be required or necessary to collect and receive such hydrocarbons and proceeds. Grantor hereby authorizes and directs all pipeline companies, gathering companies, and others purchasing such hydrocarbons or having in their possession any such hydrocarbons or proceeds, to pay and deliver to Beneficiary all such hydrocarbons and proceeds. Grantor agrees that all division orders, transfer orders, receipts and other instruments which Beneficiary may from time to time execute and deliver for the purpose of collecting or receipting for hydrocarbons or proceeds may be relied upon in all respects and that the same shall be binding upon Grantor and Grantor's successors. Grantor agrees to execute and deliver all necessary, convenient and appropriate instruments, including transfer and division orders, which may be required by Beneficiary in connection with the receipt by Beneficiary of such hydrocarbons or proceeds and to indemnify and keep and hold Beneficiary free and harmless from all parties whomsoever having or claiming an adverse interest in such hydrocarbons and proceeds and in this respect agrees to pay all expenses, costs, charges and attorney's fees that may be incurred by Beneficiary as to any such matters.

(b) All proceeds hereafter payable to or to become payable to Grantor or to which Grantor is entitled under all gas sales or exchange contracts, all oil, distillate, or condensate sales or exchange contracts, all gas transportation contracts, and all gas processing contracts now or hereafter to become a part of the Mortgaged Property.

(c) All amounts, sums, revenues, and income which become payable to Grantor from any of the Mortgaged Property (including any after-acquired properties) or under any contract, present or future, relating to, any gas pipeline system and processing plant or unit now or hereafter constituting a part of the Mortgaged Property.

(d) All lease bonus, delay rentals, royalties and shut-in gas royalties which become payable to Grantor from any of the Mortgaged Property.

Section 4.2 Transfer Orders. Grantor agrees to execute such transfer orders, payment orders, division orders and other instruments as may be needed by Beneficiary or requested by it incident to its having all assigned payments made direct to it at its office in MIDLAND, TEXAS. Grantor hereby authorizes and directs all such pipeline companies, purchasers, transporters and other parties owing moneys to Grantor under contracts herein assigned, to pay such amounts direct to Beneficiary as follows:

Richard C. Houston, Jr.
500 West Texas, Suite 1000
Midland, Texas 79701

and such authorization shall continue until this Deed of Trust is released. Beneficiary is authorized to collect, receive for all such amounts, and no party making payment shall have any responsibility to see to the application of any funds paid to the Beneficiary but shall be fully protected in making such payment to Beneficiary under the assignments herein contained. Should Beneficiary bring suit against any third party for collection of any amounts or sums included within this assignment (and Beneficiary shall have the right to bring any such suit), it may sue either in its own name or in the name of Grantor.

Section 4.3 Payments of Proceeds. In the event that, for its convenience, Beneficiary should elect with respect to particular properties or contracts not to exercise immediately its right to receive hydrocarbons or proceeds, then the purchasers or other persons obligated to make such payment shall continue to make payment to Grantor until such time as written demand has been made upon them by Beneficiary or Trustee that payment be made direct to Beneficiary. Such failure to notify shall not in any way waive the right of Beneficiary to receive any payments not theretofore paid out to Grantor before the giving of written notice. In this regard, in the event payments are made direct to Beneficiary, and then, at the request of Beneficiary payments are, for a period or periods of time, paid to Grantor, Beneficiary shall nevertheless have the right, effective upon written notice, to require that future payments be again made to Beneficiary.

Section 4.4 Proceeds Held in Trust by Grantor. If under any existing gas sales or exchange agreements or products sales or exchange contracts, other than division orders or transfer orders, or under any gas transportation contract, any proceeds are required to be paid by the purchaser or transporter direct to Grantor so that under such existing agreements payment cannot be made to Beneficiary in the absence of foreclosure, then Grantor's interest in all proceeds under such sales agreement and in all other proceeds which for any reason may be paid to Grantor shall, when received by Grantor, constitute trust funds in his hands and shall be immediately paid over to Beneficiary, if Beneficiary has requested that such payments be delivered to it under this assignment.

Section 4.5 Limitation of Liability of Beneficiary and Trustee. Beneficiary is hereby absolved from all liability for failure to enforce collection of the proceeds and amounts assigned under Section 4.1 above and from all other responsibility in connection therewith, except the responsibility to account to the person legally entitled thereto (by application upon the Obligation or otherwise) for funds actually received. Grantor agrees to indemnify and hold harmless Trustee and Beneficiary against any and all liabilities, actions, claims, judgments, costs, charges, and attorney's fees by reason of the assertion that they or either of them have received, either before or after payment and performance in full of the Obligation, funds from the production of hydrocarbons claimed by third persons; and the Trustee and Beneficiary shall each have the right to compromise and adjust any such claims, actions, and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Trustee or by Beneficiary in compromise, satisfaction, or discharge of any such claim, action or judgment, and all court costs, attorney's fees, and other expenses of every character incurred by Trustee or by Beneficiary, pursuant to the provisions of this section, shall be demand obligations owing by Grantor and shall bear interest at the Default Rate from date of expenditure until paid and shall be secured by the liens created and granted by this Deed of Trust.

ARTICLE 5

MISCELLANEOUS

Section 5.1 Release. If the Obligation is paid and performed in full in accordance with the terms of this Deed of Trust and the Note and other security instruments and documents and writings evidencing or securing all or any part of the Obligation, and if Grantor shall well and truly perform all of Grantor's covenants contained herein, then this conveyance shall be released at Grantor's request and expense; otherwise, it shall remain in full force and effect, provided that no release hereof shall impair Grantor's warranties and indemnities contained herein.

Section 5. 2 Rights Cumulative. All rights and liens herein expressly conferred are cumulative of all other rights and liens herein, or by law or in equity provided, or provided in any other security instrument, and shall not be deemed to deprive Beneficiary or Trustee of any such other legal or equitable rights and liens by judicial proceedings, or otherwise, appropriate to enforce the conditions, covenants and terms of this Deed of Trust and other security instruments, and the employment or enforcement of any rights hereunder, or otherwise, shall not prevent the concurrent or subsequent employment or enforcement of any other rights.

Section 5.3 Waivers. Any and all covenants in this Deed of Trust may from time to time, by instrument in writing signed by Beneficiary and delivered to Grantor, be waived to such extent and in such manner as Beneficiary may desire, but no such waiver shall ever affect or impair Beneficiary's rights and liens hereunder, except to the extent specifically stated in such written instruments.

Section 5.4 Sale of Mortgaged Property. In the event Grantor or any of Grantor's successors conveys any interest in the Mortgaged Property, or in any part thereof, to any other party, Beneficiary may, without notice to Grantor or Grantor's successors, deal with any owner of any part of the Mortgaged Property with reference to this Deed of Trust and the Obligation, either by way of forbearance on the part of Beneficiary, or extension of time of payment of the Obligation, or release of all or any part of the Mortgaged Property, or any other property securing payment and performance of the Obligation, without in any way modifying or affecting Beneficiary's rights and liens hereunder or the liability of Grantor or any other party liable for payment and performance of the Obligation, in whole or in part, provided, that no action taken or omitted to be taken by Beneficiary under this Section 5.4 shall be deemed a waiver of any default occurring by reason of any such conveyance.

Section 5.5 Condemnation Sale. Beneficiary shall be entitled to receive any and all sums which may be awarded or become payable to Grantor or the condemnation of the Mortgaged Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for damages caused by public works or construction on or near the Mortgaged Property. All such sums are hereby assigned to Beneficiary, and Grantor shall, upon request of Beneficiary, make, execute, acknowledge and deliver any and all additional assignments and documents as may be necessary from time to time to enable Beneficiary to collect and receipt for any such sums. Beneficiary shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any of such sums.

Section 5.6 Renewals of Obligation. It is understood and agreed that the proceeds of the Note or of any further loans or advances, to the extent the same are utilized to renew or extend any indebtedness or take up any outstanding liens against the Mortgaged Property, or any portion thereof, have been advanced by Beneficiary at Grantor's request and upon Grantor's representation that such amounts are due and payable. Beneficiary shall be subrogated to any and all rights and liens owned or claimed by any owner or holder of such outstanding rights and liens, however remote, regardless of whether such rights and liens are acquired by assignment or are released by the holder thereof upon payment.

Section 5.7 Waiver of Marshaling. Grantor hereby waives all rights of marshaling in event of any foreclosure of the liens hereby created.

Section 5.8 Number and Gender of Words, Etc. Whenever herein the singular number is used, the same shall include the plural where appropriate, and vice versa, and words such as "herein," "hereof," "hereinafter," and other words of similar import shall refer to this Deed of Trust and not to any particular section or portion hereof, and words of any gender shall include each other gender where appropriate.

Section 5.9 Headings. The captions, headings, and arrangements used in this Deed of Trust are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

Section 5.10 Notices. Whenever this Deed of Trust requires or permits any consent, approval, notice, request or demand from one party to another, the consent, approval, notice, request, or demand must be in writing to be effective and shall be deemed to have been given on the day personally delivered or, if mailed, on the day it is enclosed in an envelope, properly stamped, sealed and deposited in a post office or official depository maintained by the United States Postal Service, certified mail, return receipt requested, addressed to the party to be notified at the address stated below (or at such other address as may have been designated by written notice):

If to Grantor:	**TREATY ENERGY CORPORATION** **The Lyric Business Centre** **440 Louisiana - Suite 1400** **Houston, TX 77002**
If to Beneficiary:	**Richard C. Houston, Jr.** **500 West Texas, Suite 1000** **Midland, Texas 79701**

Section 5.11 Governing Law. This Deed of Trust is intended to be performed in the State of Texas, and the substantive laws of such state and of the United States of America shall govern the validity, construction, enforcement, and interpretation of this Deed of Trust. However, anything in this Deed of Trust to the contrary notwithstanding, the substantive laws of the State of Texas relating to the validity, construction and interpretation of the Obligation and to usury and permissible interest and similar charges and amounts shall govern all aspects of this Deed of Trust.

Section 5.12 Invalid Provisions. If any provision of this Deed of Trust is invalid or unenforceable in any jurisdiction applicable to this Deed of Trust, then, to the extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such

jurisdiction and shall be liberally construed in favor of Beneficiary in order to carry out the intentions of the parties hereto as nearly may be possible; and (b) the invalidity or unenforceability of such provision in any jurisdiction shall not affect the validity or enforce-ability thereof in any other jurisdiction. If the rights and liens created by this Deed of Trust shall be invalid or unenforceable as to any part of the Obligation, the unsecured portion of the Obligation shall be completely paid prior to the payment of the remaining and secured portion of the Obligation, and all payments made on the Obligation shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Obligation.

Section 5.13 Definitions. As used herein, the following terms shall have the meanings indicated:

"Advance Payment Contract" means any contract with another person or party (the "Other Party") whereby Grantor either (i) receives or becomes entitled to receive (either directly or to a third party for Grantor's account or benefit) any payment (an "Advance Payment") which the Other Party may require to be applied toward payment of the purchase price of hydrocarbons produced or to be produced from any of the Mortgaged Property and which Advance Payment is paid or to be paid in advance of actual delivery of such production to or for the account of the Other Party regardless of such production, or (ii) grants an option or right of refusal to such Other Party to purchase and take delivery of such production, and, in either of the foregoing instances, regardless of whether the Advance Payment may be applied as payment for a portion only of the purchase price thereof or of a percentage or share of such production. Inclusion of the standard "take or pay" provision in any gas sales or purchase contract shall not, in and of itself, constitute such contract an "Advance Payment Contract" for the purposes hereof.

"Code" means the applicable Uniform Commercial Code, if any, of each state where any of the Mortgaged Property is situated.

"Collateral" has the meaning given such term on page 2 hereof.

"Deed of Trust" has the meaning given such term in Article 1 hereof.

"Default" has the meaning given such term in Section 3.1 hereof.

"Default Rate" has the meaning given that term in each of the Note.

"Grantor" means **TREATY ENERGY CORPORATION**

"Grantor's Successors" means each and all of the immediate and remote successors, assigns, heirs, executors, administrators, and legal representatives of Grantor.

"Holder" means any present or future holder of the Obligation or any part thereof.

"Hydrocarbons" has the meaning given such term in Paragraph III on page 1 hereof.

"Land" has the meaning given such term in Paragraph VI on page 2 hereof.

"Laws" means all applicable constitutions., treaties, statutes, laws, ordinances, regulations, orders, writs, injunctions or decrees of the United States or of any state, commonwealth, county, parish, municipality or tribunal.

"Lien" means any lien, mechanic's lien, materialman's lien, pledge, conditional sale agreement, title retention agreement, financing lien, production payment, security interest, mortgage, deed of trust or other encumbrance, whether arising by agreement or under law.

"Mortgaged Property" has the meaning given such term on page 1 hereof.

"Note" or "Notes" has the meaning given to such term in Section 1.1 hereof.

"Obligation" has the meaning given such term in Article I hereof.

"Person" means any individual, firm, corporation, association, partnership, joint venture, company, trust, tribunal or other entity.

"Personal Property" has the meaning given such term in Paragraph V on pages 1 and 2 hereof.

"Proceeds" has the meaning given such term in Section 4.1(a) hereof.

"Rights" means rights, remedies, powers, and privileges.

"Sale" has the meaning given such term in Subsection 3.2(h) hereof.

"Section" means a section of this Deed of Trust, unless specifically indicated otherwise.

"Subject Contracts" has the meaning given such term in Paragraph IV on page 1 hereof.

"Subject Easements" has the meaning given such term in Paragraph V on pages 1 and 2 hereof.

"Subject Interests" has the meaning given such term in Paragraph I and II on page 1 hereof.

"Subject Leases" has the meaning given such term in Paragraph I on page 1 hereof.

"Taxes" means all taxes, assessments, fees, levies, imposts, duties, deductions, withholdings or other similar charges from time to time or at any time imposed by any law or any tribunal.

"Tribunal" means any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States or of any state, commonwealth, nation, territory, possession, county, parish or municipality, whether now or hereafter constituted and/or existing.

"Trustee" means the person who is at the time the duly appointed trustee or successor or substitute trustee under this Deed of Trust at the time in question.

Section 5.14 Form of Deed of Trust. This instrument may be construed and enforced from time to time whether within the State of Texas and elsewhere outside the State of Texas, as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them as may be appropriate under applicable laws, in order fully to effectuate the lien hereof and the purposes and agreements herein set forth. Insofar as this instrument is a security agreement and financing statement, Grantor is the debtor and Beneficiary is the secured party. The addresses shown in Section 5.10 are the addresses of the debtor and secured party and information concerning the security interest granted hereby may be obtained from the secured party at such address. Without in any manner limiting the generality of any of the foregoing provisions hereof: (a) some portions

of the goods described or to which reference is made herein are or are to become fixtures on the Land described or to which reference is made herein; (b) the minerals and the like (including oil and gas) included in the Mortgaged Property and the accounts resulting from the sale thereof will be financed at the wellhead(s) or minehead(s) or the well(s) or mine(s) located on the Land described or to which reference is made herein; and (c) this instrument is to be filed of record in the real estate records in the counties in which any portion of the Mortgaged Property is situated as a financing statement but the failure to do so will not otherwise affect the validity or enforceability of this instrument.

Section 5.15 Binding Effect. This Deed of Trust is binding upon Grantor and Grantor's successors and shall inure to the benefit of Beneficiary and their respective successors and assigns, and the provisions hereof shall likewise be covenants running with the Land. The duties, covenants, conditions, obligations, and warranties of Grantor in this Deed of Trust shall be joint and several obligations of Grantor and Grantor's successors. Each and every party who signs this Deed of Trust, other than Beneficiary, and each and every subsequent owner of the Mortgaged Property, or any part thereof, jointly and severally covenants and agrees that he or it will perform, or cause to be performed, each and every condition, term, provision, and covenant of this Deed of Trust.

FINAL AGREEMENT

"THIS DEED OF TRUST, THE NOTE, AND ALL OTHER LOAN PAPERS EXECUTED SUBSTANTIALLY CONCURRENTLY HEREWITH TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES."

"THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN PARTIES."

EFFECTIVE the 31st day of May 2011, but executed the day of acknowledgment.

Address:
The Lyric Business Centre
440 Louisiana - Suite 1400
Houston, TX 77002

TREATY ENERGY CORPORATION

By:______________________________
________________, ____________

GRANTOR

By:______________________________
David Dickerson, Trustee for Richard C. Houston, Jr.

BENEFICIARY

THE STATE OF TEXAS §
§
COUNTY OF ____________ §

This instrument was acknowledged before me on the ____ day of __________, 2011, by ____________________, __________________ of **Treaty Energy Corporation,** a Nevada corporation, on behalf of said corporation.

____
Notary Public, State of Texas

THE STATE OF TEXAS §
§
COUNTY OF TAYLOR §

This instrument was acknowledged before me on the ____ day of __________, 2011 by **David Dickerson,** Trustee for **Richard C. Houston, Jr.**

____
Notary Public, State of Texas

EXHIBIT "A"

PERSONAL PROPERTY:

All oil and gas wells, mines, supplies, machinery, derricks, buildings, flow lines, tanks, casings, Christmas trees, tubing, rods, pipes and fittings, meters, pumps, tools, valves, gauges and equipment and appurtenances of every sort and character now or hereafter placed on the properties described below, intending without particular enumeration thereof to include each, all and every item of personal property, and each, all and every item of property attached to the realty and situated on the lands described on the page(s) immediately following hereafter, and covered by the oil, gas and mineral leases (or leases on lands pooled therewith) shown on this exhibit and including oil or other minerals in storage and all accounts and proceeds relating thereto.

REAL PROPERTY:

This deed of trust, mortgage, security agreement, assignment and financing statement covers all of Grantor's, (Debtor's) interest ("Grantor's Interest") of whatever nature in (1) the oil, gas and other minerals in the lands described below, (2) all oil and gas leases (including but not limited to the oil and gas leases described below) and (3) unit agreements, pooling agreements or communitization agreements covering all or any part of the lands described below (or lands pooled therewith), irrespective of whether Grantor's Interest be working interests,, production payments, net profits interests, conversion rights and interests resulting from any conversion rights, or any other interest(s) in production, or any combination thereof.

TAYLOR COUNTY, TEXAS

All of Grantor's right, title and interest in the oil and gas leases situated in Taylor County, Texas more particularly described on the hereto attached Exhibit "A-1"

CALLAHAN COUNTY, TEXAS

All of Grantor's right, title and interest in the oil and gas leases situated in Callahan County, Texas more particularly described on the hereto attached Exhibit "A-1"

EXHIBIT "D"

ASSIGNMENT, CONVEYANCE, AND BILL OF SALE

STATE OF TEXAS	§
	§
COUNTIES OF CALLAHAN	§
and	§
TAYLOR	§

For a valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged for all purposes, RICHARD C. HOUSTON, JR, whose address is 1605 North H Street, Midland, Texas 79701 (hereinafter called "Assignor") does hereby grant, convey, bargain, sell, assign, and set over unto TREATY ENERGY CORPORATION whose address is The Lyric Business Centre, 440 Louisiana - Suite 1400 Houston, Texas 770024 (hereinafter called "Assignee"), the following interests:

All of Assignor's right, title, and interest in and to the oil and gas leases more particularly described in the hereto attached Exhibit "A" (hereinafter collectively referred to as the "Property Interests).

The Property Interests assigned herein are conveyed subject to the following:

1. Any and all valid royalties, overriding royalties, production payments, easements, Operating Agreements, contracts, Farmout Agreements, orders of any government agency and prior assignments of interests pertaining to said leases, or any portion thereof, existing as of the date hereof.

2. All federal, state and local laws, rules, orders and regulation which may govern or apply to the acquisition, ownership, operation or transfer of said leases, or any portion thereof, and

It is the intent of the Assignor hereunder to assign all of its right, title and interest in and to the leases described in Exhibit "A" attached hereto, including, but not limited to the interests in the leasehold described therein as to those depths held of record by Assignor as of the effective date of this assignment.

As part of the valuable consideration for this assignment, Assignee acknowledges and affirms the following:

1. THIS ASSIGNMENT AND BILL OF SALE IS MADE ON AN "AS IS, WHERE IS" BASIS AND "WITH ALL FAULTS" AND ASSIGNEE RELEASES ASSIGNOR FROM ANY LIABILITY WITH RESPECT THERETO WHETHER OR NOT CAUSED BY OR ATTRIBUTABLE TO ASSIGNOR'S NEGLIGENCE.

2. THIS ASSIGNMENT AND BILL OF SALE IS MADE WITHOUT ANY WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY INTEREST HEREIN CONVEYED, it being expressly agreed

by Assignor and Assignee that ASSIGNOR MAKES NO WARRANTIES OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO:

a. TITLE (WHETHER REAL OR PERSONAL) **SAVE THAT ASSIGNOR WARRANTS AND COVENANTS THAT TITLE SHALL BE FREE AND CLEAR OF ANY LIEN, CLAIM OR PRIOR INTEREST OF ANY NATURE WHATSOEVER BY, THROUGH, OR UNDER ASSIGNOR, BUT NOT OTHERWISE;** OR

b. COMPLIANCE WITH GOVERNMENTAL REGULATIONS; OR

c. ORIGIN, QUANTITY, QUALITY, CONDITION, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, OR SAFETY OF EQUIPMENT; OR

d. THE QUANTITY, VALUE OR EXISTENCE OF RESERVES OF OIL, GAS OR OTHER MINERALS PRODUCIBLE OR RECOVERABLE FROM THE LANDS; OR

e. CONDITION OF THE LANDS AND RELATED FIXTURES AND IMPROVEMENTS

3. ALL DESCRIPTIONS SET FORTH HEREIN AND ALL INFORMATION HERETOFORE OR HEREAFTER FURNISHED BY ASSIGNEE BY ASSIGNOR CONCERNING ANY OR ALL OF THE LEASES, LANDS, WELLS, CONTRACTS AND/OR PERSONAL PROPERTY, AND THE OPERATION THEREOF, HAVE BEEN AND SHALL BE FURNISHED SOLELY FOR ASSIGNEE'S CONVENIENCE AND HAVE NOT CONSTITUTED AND SHALL NOT CONSTITUTE A REPRESENTATIVE OR WARRANTY OF ANY KIND BY ASSIGNOR, AND ANY RELIANCE THEREUPON BY ASSIGNEE SHALL BE AT ASSIGNEE'S SOLE RISK AND LIABILITY.

This Assignment, Conveyance, and Bill of Sale is executed by Assignor and Assignee this the 17th day of August, 2011, to be effective for all purposes as of September 1, 2011, at 12:01 a.m., Central Time.

____

Richard C. Houston, Jr.

THE STATE OF TEXAS §
§
COUNTY OF MIDLAND §

This instrument was acknowledged before me on this ______ day of _____________, 2011, by Richard C. Houston, Jr.

____
Notary Public, State of Texas